                                                                    Exhibit 10.8


                                                                  EXECUTION COPY


                           MICROFINANCIAL INCORPORATED

                                10-M Commerce Way
                                Woburn, MA 01801

                           WARRANT PURCHASE AGREEMENT

THE CIT GROUP/COMMERCIAL SERVICES, INC.
1211 Avenue of the Americas
New York, NY  10036

                                                 September 29, 2004


Ladies and Gentlemen:

      The undersigned, MicroFinancial Incorporated, a Massachusetts corporation (the "Company"), agrees to issue and sell to The CIT Group/Commercial Services, Inc. ("CIT"), the Common Stock Purchase Warrants of the Company in the form of Exhibit A hereto, all being on the terms and subject to the conditions contained in this Agreement.

      Accordingly, the parties hereto agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINED TERMS

      As used herein, the following terms shall have the respective meanings assigned to them in this Article I:

      "Agent" shall have the meaning ascribed to it in the Loan Agreement.

      "Articles of Organization" shall have the meaning ascribed to that term in
Section 2.1(a) hereof.

      "Closing" shall have the meaning ascribed to that term in Article IV hereof.

      "Closing Date" means the date of the Closing.

      "Commission" means the Securities and Exchange Commission.

      "Common Stock" shall have the meaning ascribed to that term in Section 2.1(a) hereof.

      "Company" shall have the meaning ascribed to that term in the preamble hereto.

      "Effective Date of the Loan Agreement" shall mean the Closing Date, as defined in the Loan Agreement.

      "GAAP" shall have the meaning ascribed to that term in the Loan Agreement.

      "Investor Consent" means, at any particular date, the consent, approval or vote of the Majority Investors.

      "Investors" means (i) CIT so long as CIT shall continue to own and hold of record any of the Securities, (ii) each Permitted Transferee of CIT so long as such Permitted Transferee shall continue to own and hold of record any of the Securities, and (iii) each Permitted Transferee of any other Investor so long as such Permitted Transferee shall continue to own and hold of record any of the Securities.

      "Lenders" shall have the meaning ascribed to that term in the Loan Agreement.

      "Loan Agreement" means that certain Revolving Credit Agreement, as amended or modified from time to time, dated as of September _, 2004, by and among Leasecomm Corporation, TimePayment Corp. LLC, the Lenders, and the Agent (as defined therein).

      "Majority Investors" means those Investors holding at least 50.1% of the Common Stock issued or issuable upon exercise of the Warrants.

      "NASDAQ" means the National Association of Securities Dealers automated quotation system.

      "Permitted Transferee" means any Person.

      "Person" means an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

      "Registration Rights Agreement" means that certain Registration Rights Agreement dated the date hereof between the Company and CIT.

      "SEC" means the United States Securities and Exchange Commission.

      "Securities" means the Warrants and the Warrant Shares.

      "Securities Act" means the Securities Act of 1933, as amended, or any federal statute or code which is a successor thereto.

      "Subsidiary" means, in relation to the Company at any particular time, any other corporation more than fifty percent (50%) of the outstanding voting shares in the capital of which shall be owned or controlled (whether directly or indirectly) by the Company and/or by any one or more of the Company's other Subsidiaries.

      "Warrants" shall have the meaning ascribed to that term in Section 2.2(a) hereof and shall in any event include all other warrants delivered in exchange or in substitution therefor.

      "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

                                   ARTICLE II

                         REPRESENTATIONS OF THE COMPANY

      The Company represents and warrants to the Lenders as follows:

      SECTION 2.1 CAPITALIZATION OF COMPANY.

      (a) The authorized capital stock of the Company will, on and as of the Closing Date, consist of (i) 25,000,000 shares of Common Stock, par value $0.01 per share (the "Common Stock"), of which 13,410,646 shares were outstanding as of September 29, 2004, and (ii) 5,000,000 shares of preferred stock, of which zero (0) shares were outstanding as of September 29, 2004. A description of the capital stock and of the voting powers, rights, and privileges thereof is stated in the Company's Articles of Organization (herein, the "Articles of Organization").

      (b) Except as described in the Company's SEC Documents, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests.

      Section 2.2 AUTHORIZATION OF WARRANTS.

      (a) The Company will, prior to the Closing Date, duly and properly authorize the issuance to CIT (i) a Warrant evidencing rights to purchase shares of the Company's Common Stock (each a "Warrant" and collectively, the "Warrants") and (ii) the shares of Common Stock issuable by the Company upon exercise of the Warrants.

      (b) The Warrants will be exercisable commencing as of the date hereof in accordance with the terms thereof at a price, subject to adjustment as therein provided, of eighty-two and one-half cents ($0.8250) per Warrant Share. The Warrants will be in substantially the form of Exhibit A annexed to this Agreement.

      Section 2.3 ADDITIONAL REPRESENTATIONS.

      (a) Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect upon the Company. The Company has all requisite corporate power and authority to carry on its business as now conducted and to carry out the transactions contemplated hereby.

      (b) Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of the Warrants, this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein has been taken. When executed and delivered by the Company, each of this Agreement, the Warrants and the Registration Rights Agreement shall constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles, and except as the same may be limited by the indemnification obligations of the Company under the Registration Rights Agreement. The Company has all requisite corporate power to enter into this Agreement, the Warrants and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement, the Warrants and the Registration Rights Agreement.

      (c) Valid Issuance of the Shares. The Warrant Shares will, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, fully paid and nonassessable and not subject to any encumbrances, preemptive rights or any other similar contractual rights of the stockholders of the Company or others.

      (d) Financial Statements. (i) The Company has furnished to CIT the Company's consolidated and consolidating balance sheets as of December 31, 2003, and its consolidated and consolidating statements of income, changes in stockholders' equity and cash flow for the fiscal year then ended and related footnotes, audited and certified by the Company's Accountants. The Company has also furnished to CIT it's unaudited consolidated balance sheet as of June 30, 2004 and consolidated statement of income for the three months ended June 30, 2004 (the "Financial Statements") in each case certified by the principal financial officer of the Company, subject to normal, recurring year-end adjustments that shall not in the aggregate be material in amount. All such financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods specified and present fairly the financial position of the Company and its subsidiaries as of such dates and the results of the operations of the Company and its subsidiaries for such periods. At the date hereof, the Company has no Indebtedness or other material liabilities, debts or obligations, whether accrued, absolute, contingent or otherwise, and whether due or to become due, including, but not limited to, liabilities or obligations on account of taxes or other governmental charges, that are not set forth on the Financial Statements or on Exhibit C to the Credit Agreement.

      (ii) Since the date of the Financial Statements, there have been no changes in the assets, liabilities, financial condition, business or prospects of the Company other than changes in the ordinary course of business, the effect of which has not, in the aggregate, been materially adverse to the Company taken as a whole.

      (e) SEC Documents. The Company shall by the Closing furnish to each CIT, a true and complete copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Annual Report") and any other statement, report, registration statement (other than registration statements on Form S-8) or definitive proxy statement filed by the Company with the SEC during the period commencing December 31, 2003 and ending on the date hereof (the "SEC Documents"). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, as of their respective filing dates.

      (f) Consents. Except for (i) the filing and effectiveness of any registration required to be filed by the Company under the Securities Act in connection with the exercise by any Investor of its rights under the Registration Rights Agreement and (ii) any required state "blue sky" law filings in connection with the transactions contemplated under such registration statement, all consents, approvals, orders and authorizations required on the part of the Company in connection with the execution, delivery or performance of this Agreement, the Warrants and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein have been obtained and will be effective as of the Effective Date of the Loan Agreement.

      (g) No Conflict. The execution and delivery of this Agreement, the Warrants and the Registration Rights Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the Articles of Organization or By-laws of the Company or (ii) any material or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulation, applicable to the Company or its properties or assets.

      (h) Brokers or Finders. Except as disclosed in the Credit Agreement or as set forth on Schedule 2.3(h), the Company has not dealt with any broker or finder in connection with the transactions contemplated by this Agreement, and the Company has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

      (i) New York Stock Exchange. The Common Stock is listed on the New York Stock Exchange.

      (j) Absence of Litigation. There is no litigation, arbitration, proceeding or investigation pending, or, to the knowledge of the Company's or any subsidiary's officers, threatened, against the Company or any subsidiary that, if adversely determined, may reasonably be expected to result in a material judgment not fully covered by insurance (after giving effect to deductibles), may reasonably be expected to result in a forfeiture of all or any substantial part of the property of the Company or its subsidiaries, or may reasonably be expected to have a Material Adverse Effect (as defined in the Credit Agreement) on the assets, business or prospects of the Company and its subsidiaries taken as a whole.

      (k) Reserved.

      (l) Contracts. All contracts, agreements and instruments required to be filed as an exhibit to the annual report of the Company are legal, valid, binding and in full force and effect and, to the knowledge of the Company, are enforceable by the Company in accordance with their respective terms, subject to
(a) laws of general application relating to bankruptcy, insolvency and the relief of debtors, (b) rules of law governing specific performance, injunctive relief or other equitable remedies, and (c) actions or omissions of Persons other than the Company, provided, however, that the Company has no actual knowledge of any material actions or omissions by such other Persons. Except as disclosed in the Annual Report and other than contracts or agreements relating exclusively to the Company's manufacturing activities, the Company has not granted rights to manufacture, produce, assemble, license, market or sell its products to any other person and is not bound by any contract or agreement that materially restricts the Company's exclusive right to develop, manufacture, assemble, distribute or sell its products.

      (m) Subsidiaries; Joint Ventures. The Company has no subsidiaries other than those listed on Exhibit C to the Credit Agreement. The Company is not a participant in any joint venture, partnership, or similar arrangement material to its business.

      (n) Taxes. The Company and each subsidiary has filed all federal, state and other tax returns required to be filed, and all material taxes, assessments and other governmental charges due from the Company and each subsidiary have been fully paid, except for such taxes, assessments or charges that are being contested in good faith by appropriate proceedings and with respect to which (a) adequate reserves have been established and are being maintained in accordance with GAAP and (b) no lien has been filed to secure such taxes, assessments or charges. All such contests at the date hereof are described on Exhibit C to the Credit Agreement. As of the date hereof, the Company and its subsidiaries have not executed any waiver that would have the effect of extending the applicable statute of limitations in respect of tax liabilities. The federal and state income tax returns of the Company and each subsidiary have not been audited or otherwise examined by any federal or state taxing authority. The Company and each subsidiary have established on their books reserves adequate for the payment of all federal, state and other tax liabilities.

                                  ARTICLE III

                    SALE AND PURCHASE OF WARRANTS AT CLOSING

      At the Closing hereunder, the Company will issue and sell to CIT, subject to the terms and conditions hereof and in reliance upon the written representations and warranties of the Company, in consideration for CIT entering into the Loan Agreement, a Warrant to subscribe for and purchase fifty thousand (50,000) shares of Common Stock and the Company hereby acknowledges receipt of such consideration.

                                   ARTICLE IV

                                   THE CLOSING

      The closing under this Agreement (the "Closing") will take place at 9:00 a.m., local time, on September 29, 2004, or at such other time and on such other date as may be mutually agreed upon in writing by CIT and the Company. At the Closing, the Company will (among other things) deliver to CIT the Warrants purchased by CIT hereunder, and CIT will deliver to the Company the total consideration payable by CIT for the Warrant.

                                   ARTICLE V

                             REPRESENTATIONS OF CIT

      CIT represents and warrants to the Company that:

      (a) CIT is purchasing the Warrant from the Company in accordance with the terms hereof for CIT's own account without a view to any distribution thereof in violation of the Securities Act, but, subject, nevertheless, to any requirement of law that the disposition of CIT's property shall at all times be within CIT's control. CIT has been informed and understands that the Securities have not been registered pursuant to the provisions of Section 5 of the Securities Act and therefore cannot be offered, sold or transferred unless such Securities are registered under the provisions of the Securities Act or an exemption from such registration is available.

      (b) CIT represents that it is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act. CIT has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of such an investment and is able financially to bear the risks thereof.

      (c) CIT agrees that each stock certificate or instrument representing or evidencing any Securities shall bear a legend in or substantially in the following form:

            "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER, AND ARE SUBJECT TO, THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE 1933 ACT."

                                   ARTICLE VI

                              COVENANTS OF COMPANY

      The Company hereby covenants with each of the Investors that, except as otherwise expressly permitted or provided, in any particular instance, by a written Investor Consent:

      SECTION 6.1 RECORDS AND ACCOUNTS. The Company will (i) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP and
(ii) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves.

      SECTION 6.2 FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Company will deliver to each of the Investors at their request:

      (a) as soon as practicable after the end of each Company fiscal year and in any event within 90 days after the end of each such fiscal year, a consolidated balance sheet of the Company and Subsidiaries as at the end of such year, and the related statements of income and cash flows or shareholders' equity of the Company and Subsidiaries setting forth in each case the corresponding figures for the preceding fiscal year, such statements to be certified by a firm of independent certified public accountants selected by the Company;

      (b) as soon as is practicable after the end of each fiscal quarter of each Company fiscal year and in any event within 45 days thereafter, consolidated balance sheet of the Company and Subsidiaries as of the end of such period and the related statements of income and cash flows and shareholders' equity of the Company and Subsidiaries, subject to changes resulting from year-end adjustments, such balance sheet and statements to be prepared and certified by an authorized representative of the company in an officer's certificate as having been prepared in accordance with GAAP except for footnotes and year-end adjustments; and

      (c) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of the Company.

                                   ARTICLE VII

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

      SECTION 7.1 SURVIVAL OF REPRESENTATIONS. The representations and warranties of the Company and of CIT contained in this Agreement, or any agreement, instrument or document delivered pursuant to any of the provisions of this Agreement, shall survive the execution and delivery of this Agreement, any examination or investigation conducted by or on behalf of the Company or CIT, and the Closing hereunder.

      SECTION 7.2 INDEMNIFICATION FOR MISREPRESENTATIONS. The Company agrees to indemnify and hold the Investors harmless from and against, and to pay to the Investors, on demand by the Investors from time to time, the full amount of any loss, claim, damage, liability, cost or expense (including reasonable attorneys' fees) resulting to the Investors from any false, incorrect or misleading representation or warranty of the Company contained in this Agreement, or any agreement, instrument or document delivered by the Company to the Investors pursuant to any of the provisions of this Agreement.

                                  ARTICLE VIII

                                    RESERVED


                                   ARTICLE IX

                                  MISCELLANEOUS

      SECTION 9.1 NOTICES.

      (a) All notices and other communications pursuant to this Agreement shall be in writing, either delivered in hand, mailed by United States registered or certified first-class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

            (i) if to the Company, at the address of the Company set forth on the first page hereof, or at such other address as shall have been furnished to the Investors in writing by the Company and a copy thereof shall in any event be simultaneously transmitted to Gerald P. Hendrick, Esq., Edwards & Angell, 101 Federal Street, Boston, MA 02110;

            (ii) if to any Investor, at such addresses (in each case) as shall have been furnished to the Company by such Investor in writing, and a copy thereof shall in any event be simultaneously transmitted to Burton Winnick, Esq., Gadsby Hannah LLP, 225 Franklin Street, Boston, MA 02110.

      (b) Any notice or other communication pursuant to this Agreement shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of receipt thereof by such officer or the sending of such facsimile or (ii) if sent by registered or certified first-class mail, postage prepaid, on the third business day following the mailing thereof.

      SECTION 9.2 GOVERNING LAW. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      SECTION 9.3 AMENDMENTS AND WAIVERS.

      (a) Except as otherwise provided by paragraph (b) of this Section 9.3, and except as otherwise expressly required by any other provisions of this Agreement, none of the terms or provisions contained in this Agreement, and none of the agreements, obligations or covenants of the Company contained in this Agreement, may be amended, modified, supplemented, waived or terminated unless
(i) the Company shall execute an instrument in writing agreeing or consenting to such amendment, modification, supplement, waiver or termination, and (ii) the Company shall receive a prior written Investor Consent therefor.

      (b) Each of the terms and provisions contained in this Section 9.3 or in the definitions of Permitted Transferee, Investor Consent or Majority Investors contained in Article I hereof may be amended, modified, supplemented, waived or terminated only by a written instrument or consent signed by the Company and by each of the Investors holding of record any Securities at the effective date thereof.

      (c) In connection with any action taken or to be taken pursuant to paragraph (a) of this Section 9.3, there shall be no obligation or requirement on the part of the Company, any of the Investors or any other Persons (i) to solicit or to attempt to solicit from all of the Investors the consent or approval of all of the Investors for such action, or (ii) to submit any notices of any kind to all of the Investors in advance of any action proposed to be taken pursuant to paragraph (a) of this Section 9.3. However, copies of all written consents or approvals given by Investors in connection with any action taken or to be taken pursuant to and in compliance with paragraph (a) of this
Section 9.3 shall be sent by the Company, promptly after the receipt thereof by the Company, to each Investor who shall have failed or refused to give a written consent or approval for such action. (d) Any action taken pursuant to and in compliance with paragraph (a) of this Section 9.3 shall be binding upon the Company and upon all of the Investors, including all of the Investors who shall have failed or refused to give a written consent or approval for such action.

      SECTION 9.4 RIGHTS AND OBLIGATIONS SEVERAL. The rights and obligations of each of the parties hereto shall be several (and not joint), except as otherwise expressly provided by this Agreement.

      SECTION 9.5 NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of any Investor in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      SECTION 9.6 ASSIGNMENT. This Agreement shall inure to the benefit and be binding upon CIT and its heirs, successors and assigns. The Company's obligations under this Agreement shall not be assigned, and its duties under this Agreement shall not be delegated.

      SECTION 9.7 ENTIRE AGREEMENT. This Agreement, including Exhibit A hereto, the Warrants and the Registration Rights Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersede any prior understandings or agreements concerning the subject matter hereof.

      SECTION 9.8 SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

      SECTION 9.9 BINDING EFFECT. All of the covenants and agreements of the Company contained in, and all of the rights granted by the Company pursuant to, this Agreement, shall inure to the benefit of each Investor, including each of the Permitted Transferees of such Investor. None of such covenants, agreements or rights shall be assignable or transferable by any Investor to any Person except to a Person who is a Permitted Transferee of such Investor.

      SECTION 9.10 COUNTERPARTS. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by each of the parties hereto.

      If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return such counterpart to the undersigned, whereupon this Agreement, as so accepted by you, shall become a binding agreement under seal between you and the undersigned.

                                        Very truly yours,

                                        MICROFINANCIAL INCORPORATED


                                        By: /s/ Richard F. Latour
                                            ------------------------------------
                                            Richard F. Latour, President

                                        Dated as of: September 29, 2004

      The foregoing Warrant Purchase Agreement with MicroFinancial Incorporated is hereby accepted by the undersigned on and as of the date thereof.

                                        INVESTOR:

                                        THE CIT GROUP/COMMERCIAL SERVICES, INC.


                                        By: /s/ Daniel B. Ciotti
                                            ------------------------------------
                                            Daniel B. Ciotti, Vice President